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                               INDEX OF EXHIBITS




       Exhibit  Description                                              Page
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        99.1    Collateral and Structural Term Sheets prepared by the
                Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant, filed pursuant to Rule 202 of Regulation S-T (filed in paper).